FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): April 27, 1995
                                                     --------------


                 UNITED STATES CELLULAR CORPORATION
                 ----------------------------------
       (Exact name of registrant as specified in its charter)


            Delaware            1-9712         62-1147325
            --------            ------        ----------
         (State or other    (Commission     (IRS Employer
         jurisdiction of   File Number)    Identification
         incorporation)                         No.)


   8410 West Bryn Mawr,Suite 700, Chicago, Illinois    60631
   ------------------------------------------------    -----
      (Address of principal executive offices)       (Zip Code)

   Registrant's telephone number, including area code: (312) 399-8900


                           Not Applicable
                           ---------------
    (Former name or former address, if changed since last report)


      The Exhibit Index is Located on Page 4 of 9 Total Pages.

   Item 5.   Other Events.
             -------------

        On April 18, 1995, the Company announced its earnings for the first quarter of 1995. This Current Report on Form 8-K is being filed for the purpose of filing the Press Release issued by the Company relating to such announcement as an exhibit.


   Item 7.   Financial Statements and Exhibits
             ---------------------------------

   (c)  Exhibits
        --------

        The exhibit accompanying this report is listed in the accompanying Exhibit Index.

                             SIGNATURES


        Pursuant  to the requirements  of the Securities Exchange
   Act of 1934, the registrant has duly  caused this report to be
   signed  on  its  behalf  by  the  undersigned,  thereto   duly
   authorized.




   United States Cellular Corporation
   (Registrant)

   Date:     April 27, 1995


   By:  /s/  PHILLIP A. LORENZINI
        -------------------------------------
   Phillip A. Lorenzini
   Controller
   (principal accounting officer)

                            EXHIBIT INDEX


   Exhibit Number    Description of Exhibit      Sequentially Numbered Page
    --------------    ----------------------      --------------------------
          99          Press Release dated                       5
                      April 18, 1995





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